Alpha Fiduciary Quantitative Strategy Fund (AFQSX) A series of PFS Funds Supplement dated January 4, 2023 to the Prospectus dated November 30, 2022

Effective March 1, 2023, the first paragraph under the section entitled “The Principal Investment Strategy of the Fund” of the summary section of the Prospectus and the first paragraph under the section entitled “The Investment Selection Process Used by the Fund” of the Prospectus are hereby deleted and replaced with the following information:

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) and equity index futures. The Fund implements a quantitative trend-following strategy by generally holding long positions in S&P 500® Index ETF(s) and equity index futures that provide either long and/or short exposure to the equity markets. The Fund’s ETF investments will typically consist of ETFs that have the S&P 500® Index as the reference index. The reference index and corresponding ETF investment(s) may be market cap or equal weighted. Alpha Fiduciary, Inc., the Fund’s investment adviser (the “Adviser”), has developed a quantitative trend-following strategy that is designed to determine the Fund’s exposure to the equity markets, adjusting that exposure from approximately -105% to 165% at the time of purchase or sale. The exposure to the equity markets may move outside the range of -105% to 165% due to market changes and shareholder transactions. The Adviser will use one or more sets of data inputs in its model as well as the corresponding ETF(s) which they believe most appropriate for the prevailing market conditions. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, cash and time deposits.

Effective March 1, 2023, the following information is added to the section entitled “The Principal Risks of Investing in the Fund” of the summary section of the Prospectus:

Short Sales Risk. Consistent with its investment strategy, the Fund will engage in “short sales” with respect to derivative positions in equity index futures contracts. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases.

Effective March 1, 2023, the following information is added to the section entitled “The Principal Risks of Investing in the Fund” of the Prospectus:

Short Sales Risk. Consistent with its investment strategy, the Fund will engage in “short sales” with respect to derivative positions in equity index futures contracts. A short sale involves the sale by the Fund of an instrument or security that it does not own with the hope of purchasing the same security at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. The Fund may enter into short derivative positions through equity index futures contracts. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may be able to fully or partially implement its short selling strategy.

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This Supplement, and the existing Prospectus dated November 30, 2022, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated November 30, 2022 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-266-3996.